                                                                    EXHIBIT 99.5

                                December 9, 2004

Credit Suisse First Boston International
One Cabot Square
London E14 4QJ
England

        RE: Confirmation of Primary Swap Relating to the Class A-1b Notes

Dear Ladies and Gentlemen:

      The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction (the "Primary Swap") entered into between Credit Suisse First Boston International (the "Counterparty") and Capital Auto Receivables Asset Trust 2004-2 (the "Trust") as of the Trade Date listed below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the Primary ISDA Agreement specified below.

1. The definitions and provisions contained in the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"), are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. The parties agree that this transaction is a Transaction under the ISDA Master Agreement of the parties dated as of December 9, 2004. The agreement is comprised of the printed form of such agreement as published by ISDA, as supplemented and modified by a Schedule (the "Primary ISDA Agreement").

      This Confirmation constitutes a binding agreement between you and us and will supplement, form a part of, and be subject to the Primary ISDA Agreement described above as amended and supplemented from time to time.

      The Counterparty and the Trust acknowledge that this Transaction relates to the Class A-1b Floating Rate Asset Backed Notes (the "Reference Notes") issued by the Trust for value pursuant to and subject to the Indenture.

      Capitalized terms used and not otherwise defined herein, in the Primary ISDA Agreement or in the Definitions shall have the meanings assigned to them in Exhibit A or Exhibit B hereto, as applicable.

      All references to "dollars" or to "$" shall be references to amounts in United States Dollars.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

      Type of Transaction: Interest Rate Swap.

      Notional Amount: $657,000,000 with respect to the initial Calculation Period. The Notional Amount with respect to each Calculation Period thereafter shall be equal to the Reference Note Balance as of the close of business on the Distribution Date at the beginning of the relevant Calculation Period (as set forth in the Calculation Statement (defined below) delivered by GMAC to the Counterparty on or prior to the Determination Date relating to such Calculation Period pursuant to Section 3 below).

      Trade Date: December 1, 2004.

      Effective Date: December 9, 2004.

      Termination Date: The earlier of the close of business on (i) March 15, 2007, and (ii) the Fixed Rate Payer Payment Date on which the Notional Amount is reduced to zero.

      Fixed Amounts:

            Fixed Rate Payer: The Trust.

            Fixed Rate Payer Period End Dates: The 15th calendar day of each month, commencing January 15, 2005 to and including the Termination Date, in each case, subject to adjustment in accordance with the Following Business Day Convention.

            Fixed Rate Payer Payment Date: With respect to each Calculation Period, the day that is one Business Day prior to the first Distribution Date to occur following the last day of such Calculation Period.

            Fixed Rate: 3.116%.

            Fixed Rate Day Count Fraction: 30/360.

      Floating Amounts:

            Floating Rate Payer: The Counterparty.

            Floating Rate Payer Period End Dates: Each Fixed Rate Payer Period End Date.

            Floating Rate Payer Payment Dates: Each Fixed Rate Payer Payment
            Date.

            Reset Dates: With respect to each Calculation Period, the first day of such Calculation Period.

            Floating Rate Option: LIBOR (as defined in Exhibit A hereto).

            Spread: 0 Basis Points.

            Floating Rate Day Count Fraction: Actual/360.

            Compounding: Inapplicable.

      Business Days for Payment: New York (New York), Detroit (Michigan) and Chicago (Illinois).

      Calculation Agent: The Trust, or General Motors Acceptance Corporation, as agent for and on behalf of the Trust.

      Default Rate: For any United States Dollar payments, the rate determined under the option entitled "USD Federal Funds - H.15" plus 1% using daily Reset Dates. The Default Rate will be applied on the basis of Compounding as if the overdue amount were a Notional Amount and using daily Compounding Dates, and interest will accrue and be payable before as well as after judgment.

3. Calculations and Notifications: On or before each Determination Date, the Calculation Agent shall determine the Fixed Amount due to the Counterparty on the next succeeding Fixed Rate Payer Payment Date and the Floating Amount due to the Trust on the next succeeding Floating Rate Payer Payment Date and the Calculation Agent shall notify the Counterparty in writing of both (i) the Floating Rate and (ii) the amount of such payment.

      In addition, on each Determination Date the Trust shall deliver to the Counterparty (by facsimile with hard copy to follow) a statement (the "Calculation Statement") setting forth with respect to the close of business on the immediately preceding Distribution Date the Reference Note Balance as of such Distribution Date.

      The Trust will give the Counterparty prompt written notice of any Default under the Indenture.

4. Credit Downgrade: In the event that the Joint Probability is reduced below AA- in the case of S&P or Aa3, in the case of Moody's, the Counterparty shall promptly notify the Trust (and any permitted assignee or transferee of the Trust) and GMAC of such event and (unless, within thirty (30) days after such reduction, the applicable Rating Agency has reconfirmed the ratings of the Reference Notes and the Other Securities that were in effect immediately prior to such reduction) the Counterparty shall within thirty (30) days of receipt of notice of such reduction, with the prior written confirmation of the applicable Rating Agency that such arrangement will not result in the reduction of the rating of any of the Reference Notes or the Other Securities existing immediately prior to the reduction of the applicable Joint Probability, either:

            (1) (x) obtain a substitute swap provider (the "Substitute Swap Provider") acceptable to the Trust (such acceptance not to be unreasonably withheld) and replace this Transaction with a swap transaction on substantially similar terms or with such other amendments as consented to in writing by the Trust (which consent shall not be unreasonably withheld), provided such replacement would result in an S&P Joint Probability of at least AA- and a Moody's Joint Probability of at least Aa3, except that such Substitute Swap Provider shall thenceforth be the "Counterparty" hereunder; or (y) replace, with the consent of the then current Offsetting Counterparty, the swap transaction with the then current Offsetting Counterparty with a swap transaction with a replacement Offsetting Counterparty or enter into a swap transaction with another party such that such party shall be acting as an intermediary between the Counterparty and the then current Offsetting Counterparty (such replacement or intermediary being the "Replacement Offsetting Counterparty"), in either case on terms approved by S&P and Moody's; or

            (2) enter into an ISDA Credit Support Annex with the Trust mutually acceptable to the Trust and the Counterparty and, if the Counterparty is required to post collateral pursuant to such ISDA Credit Support Annex, at the time such ISDA Credit Support Annex is entered into, the Counterparty shall request its legal counsel to deliver to each applicable Rating Agency an opinion as to the enforceability thereof; or

            (3) enter into such other credit support arrangements to assure performance by the Counterparty of its obligations under this Transaction.

      Notwithstanding the foregoing, in the event that the Joint Probability is reduced below A- in the case of S&P, or A3, in the case of Moody's, then the Offsetting Counterparty shall promptly notify the Trust (and any permitted assignee or transferee of the Trust) and the Counterparty of such event and (unless, within thirty (30) days after such reduction the applicable Rating Agency has reconfirmed the ratings of the Reference Notes and the Other Securities that were in effect immediately prior to such reduction) the Counterparty shall within thirty (30) days of receipt of notice of such reduction, with the prior written confirmation of the applicable Rating Agency that such arrangement will not result in the reduction of the rating of any of the Reference Notes or the Other Securities existing immediately prior to the reduction of the applicable Joint Probability as a direct result of the reduction of such Joint Probability, obtain a Substitute Swap Provider acceptable to the Trust (such acceptance not to be unreasonably withheld) and replace this Transaction with a swap transaction on substantially similar terms or with such other amendments as consented to in writing by the Trust (which consent shall not be unreasonably withheld) provided such replacement would result in an S&P Joint Probability of at least AA- or a Moody's Joint Probability of Aa3 except that such Substitute Swap Provider shall thenceforth be the "Counterparty" hereunder.

      Upon any replacement of this Transaction with a swap transaction with a Substitute Swap Provider, this Transaction shall terminate without any payment by either party hereto and any and all collateral posted by the Counterparty shall be returned to it within three (3) Business Days and any other form of collateral arrangement (including letters of credit, surety bond or other guarantee) provided by or on behalf of the Counterparty shall terminate.

      In the event that the Counterparty fails to satisfy its obligations set forth above in this Section 4, the Trust or any permitted assignee or transferee of the Trust shall have the option, exercisable in its discretion and with regard to the interests of the Noteholders, within ten
      (10) Business Days following the date of expiry of the thirty (30) day period after the date of receipt of notice of the reduction (unless, within thirty (30) days of receipt of notice of such reduction, the applicable Rating Agency has reconfirmed the rating of the Reference Notes that was in effect immediately prior to such reduction), to designate (in writing) an Early Termination Date on the basis that such failure shall be treated as a Termination Event with the Counterparty as the Affected Party. For the avoidance of doubt, the Counterparty and the Trust acknowledge and agree that any such failure shall not constitute an Event of Default.

5.    Account Details:

            Payments to Fixed Rate Payer:

                  JPMorgan Chase Bank - New York, NY
                  ABA No.: 02100021
                  A/C:  No.: 507199782 further credit to
                             CARAT 2004-2 Collection Account No. 10220973.1
                  Attn: Keith Richardson (312) 267-5030

            Payments to Floating Rate Payer:

                  BANK OF NEW YORK,
                  SWIFT: IRVTUS3N
                  for favour Credit Suisse First Boston International, London Account Number: 8900360968

6. Limited Recourse: Notwithstanding anything to the contrary contained herein but without limiting the Counterparty's rights under Section 5(a)(i) of the Primary ISDA Agreement, all of the obligations of the Trust shall be payable by the Trust only at the times and to the extent of funds available therefor under the Trust Sale and Servicing Agreement and, to the extent such funds are not available or are insufficient for the payment thereof, shall not constitute a claim against the Trust to the extent of such unavailability or insufficiency until such time as, and then to the extent that, the Trust has assets sufficient to pay such prior deficiency. This paragraph shall survive the termination of this Agreement but in all cases shall expire one year and one day after the final payment with respect to all notes and certificates issued by the Trust.

7. Limitation of Liability: It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Deutsche Bank Trust Company Delaware, not individually or personally but solely as Owner Trustee of the Trust in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Deutsche Bank Trust Company Delaware but is made and intended for the purpose for binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Deutsche Bank Trust Company Delaware, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Deutsche Bank Trust Company Delaware be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or any other related documents.

8. To the extent that a capitalized term in this Transaction is defined by reference to a related definition contained in any Trust Document, for purposes of this Transaction only, such capitalized term shall be deemed to be amended only if the amendment of the term in a Trust Document relating to such capitalized term occurs with the prior written consent of the Counterparty.

                                     * * * *

      Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

                                 CAPITAL AUTO RECEIVABLES ASSET
                                 TRUST 2004-2

                                 By: DEUTSCHE BANK TRUST COMPANY
                                     DELAWARE, not in its individual capacity
                                     but solely as Owner Trustee

                                 By: /s/ Eva Aryeetey
                                     ---------------------------------
                                     Name: Eva Aryeetey
                                     Title:   Attorney-In-Fact

Accepted and confirmed as
of the date first written above:

CREDIT SUISSE FIRST BOSTON INTERNATIONAL

By: /s/ Carole Villoresi
    --------------------------
    Name: Carole Villoresi
    Title: Authorized Signatory

By: /s/ Suanne Dunn
    -------------------------
    Name: Suanne Dunn
    Title: Authorized Signatory

Acknowledged and agreed as
of the date first written above:

GENERAL MOTORS ACCEPTANCE CORPORATION,
solely as Calculation Agent

By: /s/ Carl J. Vannatter
    ---------------------
    Name: Carl J. Vannatter
    Title: Director - Global Securitization

                                    EXHIBIT A

The following terms shall have the following meanings in this Confirmation:

      "Calculation Period": means, with respect to each party hereunder, each period from, and including one Period End Date of that party to, but excluding, the next following Period End Date of that party during the Term of the Swap Transaction, except that the initial Calculation Period for that party will commence on, and include, the Effective Date.

      "Determination Date": the tenth (10th) day of each calendar month, or if such tenth (10th) day is not a Business Day, the next succeeding Business Day.

      "Distribution Date": the fifteenth (15th) day of each succeeding calendar month following the Effective Date or, if such fifteenth (15th) day is not a Business Day, the next such succeeding Business Day, commencing January 18, 2005.

      "Indenture": the Indenture, dated as of the date hereof between the Trust and the Indenture Trustee, as amended and supplemented from time to time in accordance with its terms.

      "Indenture Trustee": JPMorgan Chase Bank, N.A., not in its individual capacity but solely as trustee under the Indenture, or any successor trustee under the Indenture.

      "LIBOR": means for any Calculation Period with respect to each Floating Rate Payer Payment Date, the rate for deposits in U.S. Dollars for a period of one month which appears on the Telerate Service Page 3750 as of 11:00 a.m., London time, on the day that is two LIBOR Business Days prior to the first day of the Calculation Period preceding such Floating Rate Payer Payment Date (or, in the case of the initial Floating Rate Payer Payment Date, two LIBOR Business Days prior to Closing Date) preceding such Floating Rate Payer Payment Date. If the rate does not appear on that date on the Telerate Service Page 3750 (or any other page as may replace that page on that service, or if that service is no longer offered, any other service commonly used in the interbank market for displaying LIBOR or comparable rates as may be selected by the Indenture Trustee after consultation with the Seller), then LIBOR will be the Reference Bank Rate.

      "LIBOR Business Day": any day other than a Saturday, Sunday or any other day on which banks in London are required or authorized to be closed.

      "Other Securities": Class A-1a Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Note, Class C Notes and Class D Notes issued by the Trust.

      "Reference Bank Rate": means for any Calculation Period for any Floating Rate Payer Payment Date, the per annum rate determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which will be four major banks that are engaged in transactions in the London interbank market, selected by the Calculation Agent) as of 11:00 a.m., London time, on the day that is two LIBOR Business Days prior to the first day of the Calculation Period preceding such Floating Rate Payer Payment Date to prime banks in the London interbank market for a period of one month, in amounts approximately equal to the principal amount of the Reference Notes then outstanding. The Calculation Agent will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two quotations are provided, the rate will be the arithmetic mean of the quotations, rounded upwards to the nearest one-sixteenth of one percent. If on that date fewer than two quotations are provided as requested, the rate will be the arithmetic mean, rounded upwards to the nearest one-sixteenth of one percent, of the rates quoted by one or more major banks in New York City, selected by the Calculation Agent, as of 11:00 a.m., New York City time, on that date to leading European banks for United States dollar deposits for a period of one month in amounts approximately equal to the principal amount of the Reference Notes then outstanding. If no quotation can be obtained, then LIBOR will be the rate for the prior Floating Rate Payer Payment Date.

      "Reference Note Balance": as of the Effective Date, $657,000,000 and, with respect to each Distribution Date thereafter, the aggregate principal balance of any and all outstanding Reference Notes.

      "Seller": Capital Auto Receivables, Inc., which has executed the Trust Sale and Servicing Agreement as the Seller, or its successor in interest pursuant to Section 3.03 of the Trust Sale and Servicing Agreement.

      "Trust Sale and Servicing Agreement": the Trust Sale and Servicing Agreement, dated as of the date hereof between the Seller, General Motors Acceptance Corporation, as Servicer, and the Trust, as amended, modified and supplemented from time to time in accordance with its terms.

                                    EXHIBIT B

      "Contingent Party": the Offsetting Counterparty or the Replacement Offsetting Counterparty, as applicable.

      "Fallback Swap Transaction": the swap transaction entered into by the Trust and Offsetting Counterparty relating to the Class A-1b Notes.

      "Joint Probability": the Moody's Joint Probability or the S&P Joint Probability, as applicable.

      "Moody's": Moody's Investors Service, Inc. and its successors.

      "Moody's Joint Probability" means the joint probability determined by Moody's of the long-term likelihood of payment under this interest rate swap determined by locating the intersection of the long-term unsecured debt ratings of the Primary Party and the Contingent Party on the table below headed "Implied Joint Support Rating for Medium Correlation Case" (except that, for any pairing other than the initial Primary Party with the initial Contingent Party, the table below to be used shall be the table headed "Implied Joint Support Rating for Low Correlation Case" or the table headed "Implied Joint Support Rating for High Correlation Case" if so specified by Moody's within five days after Moody's has received notice of a potential pairing of a Primary Party with a Contingent Party).

             IMPLIED JOINT SUPPORT RATING FOR HIGH CORRELATION CASE

                                                 Rating of the Higher Rated Party
Rating
of the
Lower
Rated
Party  Aaa    Aa1    Aa2    Aa3    A1     A2     A3    Baa1    Baa2   Baa3    Ba1    Ba2    Ba3    B1    B2     B3    Caa
Aaa    Aaa

Aa1    Aaa    Aaa

Aa2    Aaa    Aaa    Aa1

Aa3    Aaa    Aaa    Aa1    Aa2

A1     Aaa    Aaa    Aa1    Aa2    Aa3

A2     Aaa    Aaa    Aa1    Aa2    Aa3    A1

A3     Aaa    Aaa    Aa1    Aa2    Aa3    A1     A2

Baa1   Aaa    Aaa    Aa1    Aa2    Aa3    A1     A2    A3

Baa2   Aaa    Aaa    Aa1    Aa2    Aa3    A1     A2    A3      Baa1

Baa3   Aaa    Aaa    Aa1    Aa2    Aa3    A1     A2    A3      Baa1   Baa2

Ba1    Aaa    Aa1    Aa2    Aa3    A1     A2     A3    Baa1    Baa2   Baa3    Ba1

Ba2    Aaa    Aa1    Aa2    Aa3    A1     A2     A3    Baa1    Baa2   Baa3    Ba1    Ba2

Ba3    Aaa    Aa1    Aa2    Aa3    A1     A2     A3    Baa1    Baa2   Baa3    Ba1    Ba2    Ba3

B1     Aaa    Aa1    Aa2    Aa3    A1     A2     A3    Baa1    Baa2   Baa3    Ba1    Ba2    Ba3    B1

B2     Aaa    Aa1    Aa2    Aa3    A1     A2     A3    Baa1    Baa2   Baa3    Ba1    Ba2    Ba3    B1    B2

B3     Aaa    Aa1    Aa2    Aa3    A1     A2     A3    Baa1    Baa2   Baa3    Ba1    Ba2    Ba3    B1    B2     B3

Caa    Aaa    Aa1    Aa2    Aa3    A1     A2     A3    Baa1    Baa2   Baa3    Ba1    Ba2    Ba3    B1    B2     B3    Caa

            IMPLIED JOINT SUPPORT RATING FOR MEDIUM CORRELATION CASE

                                                Rating of the Higher Rated Party
Rating
of the
Lower
Rated
Party  Aaa    Aa1   Aa2    Aa3    A1    A2      A3    Baa1    Baa2    Baa3    Ba1    Ba2    Ba3     B1    B2    B3    Caa
Aaa    Aaa

Aa1    Aaa    Aaa

Aa2    Aaa    Aaa   Aa1

Aa3    Aaa    Aaa   Aa1    Aa1

A1     Aaa    Aaa   Aa1    Aa1   Aa1

A2     Aaa    Aaa   Aa1    Aa1   Aa2   Aa2

A3     Aaa    Aaa   Aa1    Aa1   Aa2   Aa2    Aa3

Baa1   Aaa    Aaa   Aa1    Aa1   Aa2   Aa3    A1      A2

Baa2   Aaa    Aaa   Aa1    Aa1   Aa2   Aa3    A1      A2     A3

Baa3   Aaa    Aaa   Aa1    Aa1   Aa2   Aa3    A1      A2     A3      Baa2

Ba1    Aaa    Aa1   Aa1    Aa2   Aa3   A1     A2      A3     Baa1    Baa2    Baa3

Ba2    Aaa    Aa1   Aa1    Aa2   Aa3   A1     A2      A3     Baa1    Baa2    Ba1    Ba1

Ba3    Aaa    Aa1   Aa1    Aa2   Aa3   A1     A2      A3     Baa1    Baa3    Ba1    Ba1    Ba2

              IMPLIED JOINT SUPPORT RATING FOR LOW CORRELATION CASE

                                                Rating of the Higher Rated Party
Rating
of the
Lower
Rated
Party Aaa    Aa1   Aa2    Aa3   A1    A2     A3    Baa1    Baa2    Baa3   Ba1     Ba2     Ba3   B1     B2    B3     Caa
Aaa   Aaa

Aa1   Aaa    Aaa

Aa2   Aaa    Aaa   Aaa

Aa3   Aaa    Aaa   Aaa    Aaa

A1    Aaa    Aaa   Aaa    Aaa   Aaa

A2    Aaa    Aaa   Aaa    Aaa   Aaa   Aa1

A3    Aaa    Aaa   Aaa    Aaa   Aaa   Aa1    Aa2

Baa1  Aaa    Aaa   Aaa    Aaa   Aaa   Aa1    Aa3   Aa3

Baa2  Aaa    Aaa   Aaa    Aaa   Aaa   Aa1    Aa3   A1      A1

Baa3  Aaa    Aaa   Aaa    Aaa   Aa1   Aa1    Aa3   A1      A1      Baa1

Ba1   Aaa    Aaa   Aaa    Aa1   Aa1   Aa2    A1    A1      A2      Baa1   Baa3

Ba2   Aaa    Aaa   Aa1    Aa1   Aa1   Aa2    A1    A1      A2      Baa2   Baa3    Ba1

Ba3   Aaa    Aaa   Aa1    Aa1   Aa2   Aa3    A1    A2      A3      Baa2   Baa3    Ba1     Ba2

B1    Aaa    Aa1   Aa1    Aa2   Aa3   Aa3    A1    A3      Baa1    Baa2   Ba1     Ba1     Ba2   Ba3

B2    Aaa    Aa1   Aa2    Aa2   Aa3   A1     A2    A3      Baa1    Baa3   Ba1     Ba1     Ba3   Ba3    B1

B3    Aaa    Aa1   Aa2    Aa3   A1    A1     A3    Baa1    Baa2    Baa3   Ba1     Ba2     Ba3   B1     B1    B3

Caa   Aaa    Aa1   Aa2    Aa3   A1    A2     A3    Baa1    Baa2    Baa3   Ba1     Ba2     Ba3   B1     B2    B3     Caa

Notwithstanding the foregoing, in the event that under the Triparty Agreement the Offsetting Counterparty has acceded to the rights of the Counterparty and no swap transaction has been effected with an additional contingent counterparty or replacement swap counterparty under the circumstances contemplated by Section

2.02 of the Triparty Agreement, then the term "Moody's Joint Probability" shall refer to the Offsetting Counterparty's long term senior unsecured credit rating assigned by Moody's (and, for avoidance of doubt, the obligations of the Counterparty specified in Section 4 of this Confirmation shall constitute obligations of the Offsetting Counterparty).

      "Offsetting Counterparty" means General Motors Acceptance Corporation or any successor thereto ("GMAC") under the Fallback Swap Transactions entered into between the Trust and GMAC.

      "Primary Party": the Counterparty, unless a Substitute Swap Provider has been obtained, in which case it shall be the Substitute Swap Provider or, if applicable, a guarantor thereof.

      "Rating Agency": each of S&P and Moody's.

      "S&P": Standard & Poor's Ratings Services and its successors.

      "S&P Joint Probability" means the joint probability determined by S&P of the long-term likelihood of payment under the interest rate swap determined by locating the intersection of the Counterparty's long term senior unsecured debt rating and the Contingent Party's long-term senior unsecured debt rating in the following table:

                          IMPLIED JOINT SUPPORT RATING

                                                     PRIMARY PARTY
CONTINGENT
  PARTY     AAA        AA+         AA         AA-         A+          A          A-         BBB+       BBB        BBB-
AAA         AAA        AAA         AAA        AAA        AAA         AAA        AAA         AAA        AAA        AAA
AA+         AAA        AAA         AAA        AAA        AAA         AAA        AAA         AAA        AAA        AAA
AA          AAA        AAA         AAA        AAA        AAA         AAA        AAA         AA+        AA+        AA+
AA-         AAA        AAA         AAA        AA+        AA+         AA+        AA+         AA+        AA+        AA
A+          AAA        AAA         AAA        AA+        AA+         AA+        AA+         AA         AA         AA-
A           AAA        AAA         AAA        AA+        AA+         AA         AA          AA-        AA-        A+
A-          AAA        AAA         AAA        AA+        AA+         AA         AA-         A+         A+         A
BBB+        AAA        AAA         AA+        AA+        AA          AA-        A+          A          A          A-
BBB         AAA        AAA         AA+        AA+        AA          AA-        A+          A          A-         BBB+
BBB-        AAA        AAA         AA+        AA         AA-         A+         A           A-         BBB+       BBB

Notwithstanding the foregoing, (i) in the event that the long-term senior unsecured debt rating of either the Primary Party or the Contingent Party is rated below BBB- by S&P, then the S&P Joint Probability shall be the higher of the then current long-term senior unsecured debt rating of the Primary Party and the Contingent Party and (ii) in the event that under the Triparty Agreement the Offsetting Counterparty has acceded to the rights of the Counterparty and no swap transaction has been effected with an additional contingent counterparty or replacement swap counterparty under the circumstances contemplated by Section
2.02 of the Triparty Agreement, then the term "S&P Joint Probability" shall refer to the Offsetting Counterparty's long-term senior unsecured credit rating assigned by S&P (and, for the avoidance of doubt, the obligations of the Counterparty specified in Section 4 of this Confirmation shall constitute obligations of the Offsetting Counterparty).

      "Triparty Agreement": the Triparty Contingent Assignment Agreement dated as of the Effective Date among the Trust, the Offsetting Counterparty and the Counterparty.